                                                                                                   Exhibit 32.1
Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, David Tobias, President of Ultra Sun Corporation (the “Registrant”), hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Registrant’s accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  August 19, 2013

By: /s/ David Tobias
David Tobias
President
(Principal Executive Officer)

 The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.